Supplement dated August 7, 2014

To the Prospectuses dated May 1, 2014, as amended, for

New York Life Premier Variable Annuity

and

New York Life Premier Plus Variable Annuity

Investing in

NYLIAC Variable Annuity Separate Account-III

and

NYLIAC Variable Annuity Separate Account-IV

This supplement amends the May 1, 2014 prospectuses (the “Prospectuses”) for the New York Life Premier Variable Annuity and New York Life Premier Plus Variable Annuity. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to reflect certain changes to the Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) applicable when GIPR 2.0 is issued in certain jurisdictions.

Keeping this purpose in mind, please note the following:

•	The description of the death benefit available under GIPR 2.0 is modified as follows: For policies issued in New York, the death benefit for the 20-year rider term is 100% of the premium payments and premium credits (if applicable) made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) or 100% of the Accumulation Value as of the most recent rider reset date (less any GIPR 2.0 Proportional Withdrawals), if that amount is higher than the Accumulation Value or Adjusted Death Benefit Premium Payments on the date of death. However, if there is an ADBR rider in effect, and the death benefit under the ADBR Rider is higher than the death benefit under GIPR 2.0, We will pay the death benefit available under the ADBR Rider.

•	For policies issued in New York and California, We will not terminate GIPR 2.0 upon a change of ownership or an assignment of the policy. In other jurisdictions, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate.

•	For policies issued in New York, We will not deduct any portion of the charge for GIPR 2.0 from the DCA Advantage Account.

•	For policies issued in New York, We will not charge a Rider Risk Charge Adjustment.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010